BioShares Biotechnology Products Fund (Ticker: BBP)

BioShares Biotechnology Clinical Trials Fund (Ticker: BBC)

(each a “Fund” and, together, the “Funds”),

each a series of ETFis Series Trust I

Supplement dated August 25, 2017 to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2017

Important Notice to Investors

Effective on or around the open of business on September 1, 2017, each Fund will transfer its primary listing to the NYSE Arca, Inc. and will no longer be listed on the NASDAQ Stock Exchange. Also effective as of such date, all references in the Funds’ Prospectus and SAI to the NASDAQ Stock Exchange will be replaced with NYSE Arca, Inc.

Effective September 1, 2017, the BioShares Biotechnology Products Fund will change its name to the Virtus LifeSci Biotech Products ETF and the BioShares Biotechnology Clinical Trials Fund will change its name to the Virtus LifeSci Biotech Clinical Trials ETF. Also effective as of such date, all references in the Funds’ Prospectus and SAI to “BioShares Biotechnology Products Fund” and “BioShares Biotechnology Clinical Trials Fund” will be replaced with “Virtus LifeSci Biotech Products ETF” and “Virtus LifeSci Biotech Clinical Trials ETF,” respectively.

Investors should retain this supplement with the

prospectus and SAI for future reference.